UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 2, 2020

BERKSHIRE HATHAWAY INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-14905	47-0813844
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

3555 Farnam Street
Omaha, Nebraska		68131
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)		(ZIP CODE)

(402) 346-1400

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock	BRK.A	New York Stock Exchange
Class B Common Stock	BRK.B	New York Stock Exchange
0.750% Senior Notes due 2023	BRK23	New York Stock Exchange
1.125% Senior Notes due 2027	BRK27	New York Stock Exchange
1.625% Senior Notes due 2035	BRK35	New York Stock Exchange
1.300% Senior Notes due 2024	BRK24	New York Stock Exchange
2.150% Senior Notes due 2028	BRK28	New York Stock Exchange
0.250% Senior Notes due 2021	BRK21	New York Stock Exchange
0.625% Senior Notes due 2023	BRK23A	New York Stock Exchange
0.000% Senior Notes due 2025	BRK25	New York Stock Exchange
2.375% Senior Notes due 2039	BRK39	New York Stock Exchange
2.625% Senior Notes due 2059	BRK59	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02	Results of Operations and Financial Condition.

On May 2, 2020, Berkshire Hathaway Inc. issued a press release announcing the Company’s earnings for the first quarter ended March 31, 2020. A copy of this press release is furnished with this report as an exhibit to this Form 8-K.

ITEM 5.07	Submission of Matters to a Vote of Security Holders

On May 2, 2020, Berkshire Hathaway Inc. held an annual meeting of its shareholders. The agenda items for the meeting along with the vote of the Company’s Class A and Class B common shareholders voting together as a single class with respect to each of the agenda items are shown below. There were four items acted on at that meeting as follows: 1) Election of Directors; 2) A non-binding resolution to approve the compensation of Berkshire’s Named Executive Officers; 3) A non-binding resolution to determine the frequency with which shareholders shall be entitled to have an advisory vote on executive compensation; and 4) A shareholder proposal requesting the adoption of a policy for improving Board and top management diversity. Following are the votes cast for and against each director.

Proposal 1 – Election of Directors

	For	Against
Warren E. Buffett	555,429	8,320
Charles T. Munger	552,135	11,614
Gregory E. Abel	553,850	9,899
Howard G. Buffett	553,257	10,492
Stephen B. Burke	560,980	2,773
Kenneth I. Chenault	563,054	695
Susan L. Decker	554,899	8,850
David S. Gottesman	556,456	7,294
Charlotte Guyman	551,879	11,870
Ajit Jain	553,852	9,897
Thomas S. Murphy	548,922	14,827
Ronald L. Olson	552,085	11,665
Walter Scott, Jr.	548,217	15,532
Meryl B. Witmer	557,757	5,992

The results of the other matters acted upon at the meeting were as follows.

	For	Against	Abstain
Proposal 2 – Advisory vote on executive compensation	519,528	38,726	5,495

	1 year	2 years	3 years	Abstain
Proposal 3 – Advisory vote on the frequency of an advisory vote on executive compensation	138,146	2,299	421,424	1,881

	For	Against	Abstain
Proposal 4 – Shareholder proposal	69,076	490,884	3,789

ITEM 9.01	Financial Statements and Exhibits

Exhibit 99.1	Berkshire Hathaway Inc. Earnings Release Dated May 2, 2020.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 4, 2020	BERKSHIRE HATHAWAY INC.

/s/ Marc D. Hamburg
By: Marc D. Hamburg
Senior Vice President and Chief Financial Officer